Exhibit 99.1

press release

20 December 2021

bp announces agreement to acquire bp midstream partners

bp p.l.c. and its affiliates (“bp”) and BP Midstream Partners LP (“BPMP”) today announced that they have entered into a definitive agreement for a bp U.S. affiliate to acquire all outstanding common units of BPMP not already owned directly or indirectly by bp (the "Public Common Units"), representing 47,837,828 common units, in an all-stock transaction whereby each unitholder of the Public Common Units would receive 0.575 of an American Depositary Share of bp in exchange for each Public Common Unit owned. The agreement follows the offer made by bp in August 2021 to acquire the publicly traded units of BPMP.

In line with bp’s strategy introduced last year of becoming an integrated energy company, this transaction will deepen bp’s interests in, and simplifies the ownership and governance structure of, midstream assets that support integration and optimisation of its fuels value chain in the US. This transaction provides the opportunity for BPMP unitholders to participate in this strategy.

The Board of Directors of BP Midstream Partners GP LLC - the general partner of BPMP - (the “BPMP Board”) delegated to a conflicts committee of the BPMP Board, consisting solely of independent directors, the authority to review, evaluate, negotiate and approve the transaction on behalf of BPMP and the public unitholders. The conflicts committee of the BPMP Board, after evaluating the transaction in consultation with its independent legal and financial advisors, unanimously approved the transaction.

The transaction is expected to close in the first quarter of 2022, subject to customary approvals. A subsidiary of bp, as the holder of a majority of the outstanding common units, has committed to vote its units to approve the transaction.

Advisors

BofA Securities is acting as financial advisor and Baker Botts L.L.P. is acting as legal advisor to bp. Vinson & Elkins LLP is acting as legal advisor to BPMP. Tudor, Pickering, Holt & Co. is acting as financial advisor and Gibson, Dunn & Crutcher LLP is acting as legal advisor to the conflicts committee of the BPMP Board.

About bp

bp’s ambition is to become a net zero company by 2050 or sooner, and to help the world get to net zero. bp is America’s largest energy investor since 2005, investing more than $130 billion in the economy and supporting about 230,000 additional jobs through its business activities. For more information on bp in the US, visit www.bp.com/us.

bp further information
bp press office, US, uspress@bp.com
bp investor relations, ir@bp.com

bp privacy statement
https://www.bp.com/en/global/corporate/news-and-insights/press-releases/privacy-statement-press.html

About BPMP

BPMP is a fee-based, growth-oriented master limited partnership formed by BP Pipelines (North America), Inc. to own, operate, develop and acquire pipelines and other midstream assets. BPMP’s assets consist of interests in entities that own crude oil, natural gas, refined products and diluent pipelines, and refined product terminals, serving as key infrastructure for bp and other customers to transport onshore crude oil production to bp’s Whiting Refinery and offshore crude oil and natural gas production to key refining markets and trading and distribution hubs. Certain of BPMP’s assets deliver refined products and diluent from the Whiting Refinery and other U.S. supply hubs to major demand centers.

For more information on BPMP and the assets owned by BPMP, please visit www.bpmidstreampartners.com.

BPMP further information
BPMP investor relations, bpmpir@bp.com

BPMP privacy statement
https://www.bp.com/en/global/bp-midstream-partners/privacy-statement.html

Forward Looking Statements

The reports, filings, and other public announcements of each of bp and BPMP may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of bp and BPMP make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

This press release contains certain forecasts, projections and other forward-looking statements – that is, statements related to future, not past, events and circumstances which may relate to one or more of the closing, expected timing, and benefits of the proposed acquisition by a bp U.S. affiliate to acquire all outstanding common units of BPMP not already owned directly or indirectly by bp, the financial condition, results of operations and businesses of bp and certain of the plans and objectives of bp or BPMP with respect to these items. These statements are generally, but not always, identified by the use of words such as ‘will’, ‘expects’, ‘is expected to’, ‘aims’, ‘should’, ‘may’, ‘objective’, ‘is likely to’, ‘intends’, ‘believes’, ‘anticipates’, ‘plans’, ‘we see’ or similar expressions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will or may occur in the future and are outside the control of bp or BPMP. Actual results may differ from those expressed in such statements, depending on a variety of factors including with respect to bp, the risk factors set forth in its most recent Annual Report and Form 20-F under ‘Risk factors’ and with respect to BPMP, the risk factors set forth in its most recent annual report on Form 10-k under “Risk Factors.’

bp’s most recent Annual Report and Form 20-F is available on its website at www.bp.com and BPMP’s most recent annual report on Form 10-K is available on its website at https://www.bp.com/en/global/bp-midstream-partners, or either can be obtained from the SEC by calling 1-800-SEC-0330 or on its website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, bp will file a registration statement on Form F-4, which will include a consent statement of BPMP, with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND

SECURITYHOLDERS OF BPMP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND CONSENT STATEMENT, PROSPECTUS, OR OTHER DOCUMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive consent statement will be sent to securityholders of BPMP in connection with any solicitation of consents of BPMP unitholders relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by bp or BPMP with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from bp’s website at www.bp.com under the “Investors” tab under the sub-headings “Regulatory news services and filings—BP p.l.c. Form 20F and SEC Filings” or from BPMP’s website at www.bp.com/en/global/bp-midstream-partners under the “Investor Relations” tab under the sub-heading “SEC Filings.”

Participants in the Solicitation

bp, BPMP and certain of their directors, executive officers and employees may be deemed participants in the solicitation of consents from BPMP unitholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of BPMP in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of BPMP and their ownership of BPMP common units is set forth in BPMP’s Form 10-K for the year ended December 31, 2020, as previously filed with the SEC on February 25, 2021. Free copies of these documents may be obtained as described in the paragraphs above. The BPMP Conflicts Committee is making no recommendation with respect to any solicitation of consents from BPMP unitholders in connection with the proposed transaction.
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